OPHTHALMIC IMAGING SYSTEMS
                         221 Lathrop Way, Suite I
                       Sacramento, California  95815





                                                          December 30, 1996


Dear Shareholder:


     On behalf of the Board of Directors, we cordially invite you to attend the 1997 Annual Meeting of Shareholders of Ophthalmic Imaging Systems (the "Company") which will be held at the Company's offices, 221 Lathrop Way, Suite I, Sacramento, California 95815, on January 29, 1997, at 10:00 a.m., Pacific Time.

     At the Annual Meeting, shareholders will be asked (i) to elect four (4) directors as members of the Board of Directors of the Company (ii) to confirm the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year, and (iii) to transact such other business which is properly brought up at the Annual Meeting or any adjournment thereof. On the following pages you will find the Notice of the Annual Meeting of Shareholders and the Proxy Statement giving information concerning matters to be acted upon at the meeting. Of course, we will be present at the Annual Meeting to answer any questions you might have.

     The Company's management would greatly appreciate your attendance at the Annual Meeting. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED. Accordingly, please sign, date, and return the enclosed proxy card which will indicate your vote upon the various matters to be considered. If you do attend the meeting and desire to vote in person, you may do so by withdrawing your proxy at that time.

     We sincerely hope you will be able to attend the Annual Meeting and look forward to seeing you at the 1997 Annual Meeting of Shareholders.





                                   STEVEN R. VERDOONER
                                   President and Chief Executive Officer

                        OPHTHALMIC IMAGING SYSTEMS
                         221 Lathrop Way, Suite I
                       Sacramento, California  95815



                       ____________________________

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on January 29, 1997
                       ____________________________



To the Shareholders of Ophthalmic Imaging Systems:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Shareholders of Ophthalmic Imaging Systems, a California corporation (the "Company"), will be held at the Company's offices located at 221 Lathrop Way, Suite I, Sacramento, California on January 29, 1997, at 10:00 a.m., Pacific Time to act on the following matters:

     1. To elect four (4) directors as members of the Board of Directors of the Company to serve until the 1998 Annual Meeting of Shareholders and until their respective successors shall be duly elected and qualified;

     2. To confirm the appointment of Ernst & Young LLP as the Company's independent auditors for the 1997 fiscal year; and

     3. To transact such other business as may properly come before the meeting or adjournment thereof.

     Only shareholders of record at 5:00 p.m., Pacific Time, on December 30, 1996, are entitled to receive notice of, and to vote at, the Annual Meeting. Each shareholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting.


                                   By Order of the Board of Directors



                                   STEVEN R. VERDOONER,
                                            Secretary
Sacramento, California
December 30, 1996

                        OPHTHALMIC IMAGING SYSTEMS
                         221 Lathrop Way, Suite I
                       Sacramento, California  95815

             _________________________________________________

                              PROXY STATEMENT

                    1997 ANNUAL MEETING OF SHAREHOLDERS

                        To Be Held January 29, 1997
             _________________________________________________

                            GENERAL INFORMATION

     This Proxy Statement is being furnished to the holders ("Shareholders") of the common stock, no par value per share ("Common Stock"), of Ophthalmic Imaging Systems, a California corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the 1997 Annual Meeting of Shareholders to be held on January 29, 1997, at 10:00 a.m., Pacific Time (the "Annual Meeting"), and at any adjournment thereof. The 1997 Annual Meeting of Shareholders will be held at the Company's offices located at 221 Lathrop Way, Suite I, Sacramento, California 95815

     At the Annual Meeting, Shareholders will be asked to consider and vote on the election of four (4) directors as members of the Board of Directors of the Company and to confirm the appointment of Ernst & Young LLP as the Company's auditors for the 1997 fiscal year. All properly executed proxies received prior to or at the Annual Meeting will be voted in accordance with the instructions indicated on such proxies, if any. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted FOR the election of the Board of Directors' nominees for directors and FOR the confirmation of Ernst & Young LLP as its auditors.

     The Board of Directors has fixed 5:00 p.m., Pacific Time, on December 30, 1996, as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment thereof. On December 30, 1996, there were approximately 3,336,264 issued and outstanding shares of the Company's Common Stock, constituting the only class of stock outstanding. The holders of a majority of the outstanding Common Stock as of December 30, 1996, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.

     Any Shareholder giving a proxy may revoke it at any time before it is exercised by duly executing and submitting a subsequently dated proxy, by delivering a subsequently dated written notice of revocation to the Company which is received at or before the Annual Meeting, or by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy). Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices at located at the address set forth above.

     This Proxy Statement and the enclosed form of proxy, are first being sent to Shareholders on or about December 30, 1996.

     A copy of the Company's Annual Report for the fiscal year ended August 31, 1996, ("1996 Annual Report"), including financial statements, accompanies this Proxy Statement, but is not part of the proxy solicitation materials. Shareholders are requested to sign and date the form of proxy and mail it in the envelope provided with these materials. No postage is necessary if the proxy is mailed in the United States in the accompanying envelope.


                             VOTING SECURITIES

     Generally, each share of Common Stock outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. In the election of directors, however, every Shareholder entitled to vote in such election, or his or her proxy, may cumulate such Shareholder's votes. Each Shareholder or proxy cumulating votes will have a total number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Shares held by such Shareholder, and all such votes can be cast in favor of one candidate or distributed in any manner desired by the Shareholder among as many candidates as the Shareholder may select, provided that the votes may not be cast for more than four (4) candidates (a number equal to the total number of directors seats to be filled). No Shareholder or proxy will be entitled to cumulate votes for a candidate unless such candidate's name has been placed into nomination prior to the voting and the Shareholder, or any other Shareholder, has given notice at the meeting, prior to voting, of the Shareholder's intention to cumulate votes. If any Shareholder provides such notice, all Shareholders may cumulate their votes for candidates in nomination.

     Assuming the presence of a quorum, the four (4) nominees receiving the highest number of affirmative votes cast by holders of shares of Common Stock present or represented and entitled to vote at the Annual Meeting shall be elected as directors. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by the highest number of votes received, a vote against a director and votes withheld from a nominee or nominees will not affect the outcome of the election and will be excluded entirely from the vote.

     In order to take action on a matter submitted to shareholders at a meeting where a quorum is present (other than the election of directors), the affirmative vote of a majority of the "Votes Cast" (defined below) is required for approval, unless the Articles of Incorporation or state law requires a greater number of votes. For purposes herein, the "Votes Cast" are the shares of Common Stock represented and voting in person or by proxy at the meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory or case law outstanding in California as the proper treatment of abstentions, the Company believes that an abstention with respect to any proposal coming before the Annual Meeting should be counted as present for purposes of determining the existence of a quorum and the total number of Votes Cast at the meeting with respect to a proposal. Since Shareholder approval of a proposed action requires the affirmative vote of the Votes Cast, abstentions will have the same effect as a vote against the proposal. In absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

     In the event of a broker non-votes with respect to any matter coming before the meeting, the proxy will be counted as present for determining the presence of a quorum, but will not be counted for purposes of determining the number of Vote Cast on any matter.


                                PROPOSAL I
                           ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors shall not be less than three (3) nor more than five (5) as fixed by resolution of the Board of Directors, from time to time as shall be determined. The Board of Directors has acted to fix the size of the Board at four (4) directors to be elected at the Annual Meeting to hold office until the 1998 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. Each of the nominees named below are current directors of the Company seeking re-election to the Board of Directors.

     It is intended that the proxies received from Shareholders, unless contrary instructions are given therein, will be voted FOR the election of the nominees named below, each of whom has consented to being named herein and have indicated their intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or prove unable to serve if so elected.

Nominees for Director

     The age of each nominee, his positions and offices with the Company, his term of office as a director, his business experience during the past five years or more, and additional biographical data is set forth below. Information with respect to the nominees is as of December 30, 1996, except as otherwise stated.

                                                                      Director
Name of Nominee          Age  Position with Company                   Since
Steven R. Verdooner      35   Chairman of the Board, President,       1986
                              Chief Financial Officer, and Secretary
Mark S. Blumenkranz, MD  46   Director                                1995
Robert I. Schnuer        63   Director                                1996
Lawrence A. Yannuzzi, MD 59   Director                                1996


     Set forth below is a description of their business experience during the past five years or more, and other biographical information, for the nominees seeking election to the Board of Directors:

     Steven R. Verdooner has been acting President and Secretary of the Company since May 1993 and has been a director of the Company since its inception. From 1986 to May 1993, Mr. Verdooner served as Vice President of the Company. From 1986 to 1987, and since 1988, Mr. Verdooner has served as the Company's Chief Financial Officer and from 1987 to 1988 he served as its Secretary. From 1983 to 1986, Mr. Verdooner directed the activities of Ocular Graphics, a privately owned company engaged in the business of fluorescein angiography. In 1983 Mr. Verdooner was a member of a research team at the University of California, Davis, School of Medicine, Department of Human Anatomy.

     Mark S. Blumenkranz, M.D. has been a director of the Company since 1995. He also serves on the Company's Scientific Advisory Board. Since 1992 he has been Clinical Professor of Ophthalmology and Co-Director of Retinal Service at Stanford University, and a partner in California Vitreoretinal Associates, a professional medical corporation specializing in diseases and surgery of the retina and vitreous. From 1985 to 1992, he was a partner in Associated Retinal Consultants, a professional medical corporation. Dr. Blumenkranz is currently a director of Midlabs, Inc., a manufacturer of ophthalmic surgical instruments. Since 1990, he has served as chairman of the scientific advisory board of Escalon Ophthalmics Inc., an ocular pharmaceutical and surgical device company. Dr. Blumenkranz is an associate examiner for the American Board of Ophthalmology and a member of the Retina, Macula and Vitreous Societies.

     Robert I. Schnuer has been a director of the Company since March, 1996. He has been the President and Chief Executive Officer of RIS Consulting Services, his own consulting firm which concentrates in the health care employee benefits industry, since its formation in 1995. From 1964 to 1995, Mr. Schnuer was employed by CIGNA Corporation in the account management aspects of its health care employee benefits, ultimately serving as a Vice President.

     Lawrence A. Yannuzzi, M.D. has been a director of the Company since March, 1996. He also serves on the Company's Scientific Advisory Board. Dr. Yannuzzi is the founder and President of Vitreous-Retina-Macula Consultants of New York, P.C., a professional medical corporation specializing in diseases and surgery of the retina and vitreous, for which he has been an officer, director, and practicing ophthalmologist for over 15 years. Dr. Yannuzzi has been a member of the board of directors of Akorn, Inc., a publicly traded pharmaceutical corporation, since 1983 and he serves on its compensation committee. Dr. Yannuzzi also is Director of Retinal Services and Vice Chairman of the Department of Ophthalmology at the Manhattan Eye, Ear, and Throat Hospital and he is a professor of Clinical Ophthalmology at the College of Physicians and Surgeons of Columbia University Medical School.

     There is no family relationship between any of the Company's directors, nominees to serve as director, or officers. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as director.

Director Meetings and Committees

     The Board of Directors of the Company held a total of two regular meetings during the fiscal year ended August 31, 1996. No nominee who was a director during the entire fiscal year of attended less than 75% of the total number of meetings of the Board of Directors. The Board of Directors of the Company presently does not have a standing audit, nominating, or compensation committee, or any other committees performing similar functions. Through the date of this Proxy Statement, all of those functions normally performed by such committees have been carried out by the full Board of Directors.

Compensation of Directors

     Directors of the Company do not receive compensation for their services as directors. Directors, however, are reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties of the Company.


                The Board of Directors recommend a vote FOR
                      the election of all 4 nominees.

                                PROPOSAL II
                        CONFIRMATION OF APPOINTMENT
                     OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected the firm of Ernst & Young LLP, independent public accountants, to be the Company's auditors for the fiscal year ended August 31, 1997 and recommends that Shareholders vote to ratify that appointment. In the event of a negative vote, the Board of Directors will reconsider its selection. Ernst & Young LLP is expected to have a representative at the Annual Meeting and to be available to answer questions at that time.

        The Board of Directors recommends a vote FOR this proposal.


                            EXECUTIVE OFFICERS

     The executive officers of the Company, their ages, and positions with the Company are set forth below:

  Name                Age                       Position with Company

Steven R. Verdooner    35               President, Chief Financial Officer, and
                                        Secretary

     Officers are elected annually by the Board of Directors to hold office until the earlier of their death, resignation, or removal. Mr. Verdooner's background is summarized under "Election of Directors - Nominees for Director".


                          EXECUTIVE COMPENSATION

Summary Compensation Table

     The following summary compensation table sets forth the cash and non-cash compensation paid to or accrued for the Company's Chief Executive Officer during the last three fiscal years. There was no other executive officers of the Company whose compensation exceeded $100,000 for the periods indicated.


                                                       Long Term Compensation
                         Annual Compensation                   Awards
                                                       Securities Underlying
Name and                 Year      Salary       Bonus         Options      All other Compensation ($)
--------                 ----      ------       -----         -------      --------------------------
Principal Occupation     ($)         ($)         ($)            (#)                    (1)
Steven R. Verdooner,
     President and
     Chief Financial     1996      $ 120,000      0              0                   $ 3,768(1)
     Officer and         1995      $  96,308      0              0                   $ 4,018(1)
     Secretary           1994      $  90,250      0              0                   $ 8,018(1)

___________

     (1) Includes disability insurance premiums in the amount of $518 paid by the Company on behalf of Mr. Verdooner for each of the fiscal years ended in 1996, 1995, and 1994, and royalty payments to Mr. Verdooner in the amount of $3,250, $3,500, and $7,500 for each of the fiscal years ended 1996, 1995, and 1994, respectively.

Stock Options Granted

     As of August 31, 1996, the Company did not have any long term incentive plans nor had it awarded any restricted stock. The table set forth below contains information with respect to the award of stock options during the fiscal year ended August 31, 1996 to the executive officers covered by the Summary Compensation Table.

                                            Percent of Total
                    Number of Securities     Options Granted
                       Underlying            to Employees        Exercise or    Market Price   Expiration
Name                Options Granted(#         Employees in 1996   Base Price  On Date of Grant    Date
----                -----------------         -----------------   ----------  ----------------    ----
Steven R. Verdooner      100,000 (1)              23% (2)            $1.38          $1.38       08/25/2000
_________

     (1) These options were granted to Mr. Verdooner, effective August 25, 1995, under the Company's 1995 Nonstatutory Stock Option Plan and were subsequently registered on Form S-8 filed with the Securities and Exchange Commission on May
28, 1996.
     (2) Employees of the Company were granted an aggregate of 435,000 options, effective August 25, 1995, under the Company's 1995 Nonstatutory Stock Option
Plan and were subsequently registered on Form S-8 filed with the Securities and Exchange Commission on May 28, 1996. Options were not granted under any other plans.


     Aggregated Options Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     No stock options or SARs were exercised in 1996 by the executive officers covered by the Summary Compensation Table. The following table sets forth, for each of the executive officer named in the Summary Compensation Table above, the number of the stock options held at August 31, 1996, and the realizable gain of the stock options that are "in-the-money". The in-the-money stock options and SARs are those with exercise prices that are below the year-end stock price because the stock value grew since the date of the grant.




                      Fiscal Year-End Options Values




                                                      Number of
                                                 Securities Underlying             Value of Unexercised
                         Shares                  Unexercised Options                In-the-Money Options
                         Acquired on     Value   at Fiscal Year End                 at Fiscal Year End (1)

Name                     Exercised(#)   Realized    Exercisable    Unexercisable  Exercisable  Unexercisable
                                                        (#)            (#)            ($)          ($)

Steven R. Verdooner         --             __         108,333         75,000        $149,791      $149,625

__________

     (1) Based upon the closing price of the Common Stock as quoted by NASDAQ Small Cap Market on August 30, 1996 of $3.38 per share.

Employment Agreement

     During March 1992, the Company entered into a three-year employment agreement with Steven R. Verdooner, pursuant to which he served as the Company's Vice-President and Chief Financial Officer. The agreement provided, among other things, for an annual base salary of $115,000 and the payment of a royalty of $250 for each Glaucoma-Scope sold by the Company. Such royalty payments survive the termination of the employment agreement.

     During fiscal year 1993, the Company restructured its executive management pursuant to which Mr. Verdooner was appointed to serve as President. His employment agreement was subsequently amended to a thirty-six (36) month term expiring April 1997, pursuant to which amendment he agreed, among other things, to reduce his annual salary of $92,000 retroactive to May 1993. During fiscal 1995, his annual salary was increased to $120,000 as a result of the Company achieving certain performance goals stipulated in his employment agreement. In addition, the Company's board of directors agreed to grant to Mr. Verdooner incentive stock options covering 33,333 shares of the Company's Common Stock pursuant to the Company's 1992 Stock Option Plan. In November 1995, the Company extended Mr. Verdooner's employment agreement through November 1998.

Stock Option Plans

     1992 Nonstatutory Stock Option Plan. On March 27, 1992, the Board of Directors and the shareholders of the Company approved the 1992 Nonstatutory Stock Option Plan (the "Plan") pursuant to which 116,667 shares of Common Stock (subject to certain anti-dilution adjustments) were reserved for issuance upon exercise of options. Shares subject to options under the Plan that terminate or expire will be available for subsequent option grants. The Plan is designed to serve as a means of attracting and as an incentive to retaining qualified and competent employees and consultants. A Committee of the Board of Directors consisting of no less than two directors (the "Committee") administers and interprets the Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers and consultants.

     The options granted under the Plan do not constitute incentive stock options as defined under Section 422 of the Internal Revenue Code and as a result are nonqualified stock options. Options can be granted under the Plan on such terms and prices determined by the Committee; provided, however, that the per share exercise price of the options cannot be less than the fair market value of the Common Stock on the date of grant. In the absence of a public market for the Common Stock, the Committee would determine the fair market value for the Common Stock by evaluating those criteria which it deemed relevant. As the Common Stock is currently traded on a public market, the fair market value shall be the average of the last bid and asked price or the closing price of the Common Stock on the date of the grant of the option. Each option is evidenced by an option agreement between the Company and the optionee. The Plan limits the aggregate number of shares of Common Stock that may be granted to directors of the Company, as a group, to 100,000 shares. Each option granted shall be exercisable for a period of five years from the date of grant and the exercise price payable upon exercise of the option is payable in cash, check, notes, or a combination thereof. No options, however, may be granted under the Plan later than ten years from the establishment of the Plan. The Committee may establish vesting requirements to be satisfied prior to an exercise of an option granted under the Plan. Options granted under the Plan are not transferable other than by will or the laws of descent and distribution.

     1992 Stock Option Plan. In December 1992 and January 1993, the Board of Directors and shareholders, respectively, approved a second stock option plan
(the "Option Plan") under which all officers, employees, directors and consultants to the Company are eligible to participate. The Option Plan expires December 2002. Options granted under the Option Plan may be either incentive stock options or non-qualified stock options and will generally have a term of ten years from the date of grant, unless otherwise specified in the option agreement. The exercise prices of incentive stock options granted under the Option Plan will be at 100% of the fair market value of the Company's common stock on the date of grant. The exercise prices of non-qualified stock options granted under the Option Plan will not be less than 85% of the fair market value of the Company's Common Stock on the date of grant. The maximum number of shares of the Company's Common Stock which may be optioned and sold under the Option Plan is 150,000. As of August 31, 1996, stock options to purchase 97,921 shares at exercise prices ranging from $0.94 to $1.38 were granted under the Stock Option Plan. As of August 31, 1996, 11,000 of the granted options have been exercised.

     1995 Nonstatutory Stock Option Plan. In August 1995, The Company's Board of Directors approved and adopted a Nonstatutory Stock Option Plan (the "Nonstatutory Plan") under which all officers, employees, directors, and consultants can participate. The Nonstatutory Plan expires November 2005. Options granted under the Nonstatutory Plan are non-qualified stock options and will generally be exercisable for a five year period commencing on the date of grant, unless otherwise specified in the option agreement. The exercise prices under the Nonstatutory Plan will be at 100% of the fair market value of the Company's Common Stock on the date of the grant. The maximum number of the Company's Commons Stock which may be issued pursuant to the Nonstatutory Plan is 1,035,0000. As of August 31, 1996, stock options to purchase 825,000 shares at exercise prices ranging from $1.38 to $3.00 were granted under the Nonstatutory Plan, and none of the options granted thereunder have been exercised to date.

401(k) Plan

     In December 1992, the Company's Board of Directors approved a tax-deferred investment plan (the "401(k) Plan") effective January 1, 1993. All full-time employees on January 1, 1993 were immediately eligible to participate in the 401(k) Plan. The 401(k) Plan originally required mandatory employer contributions of 10% of the participants' contributions. The 401(k) Plan was subsequently amended to provide for discretionary contributions by the Company.


                         SCIENTIFIC ADVISORY BOARD

     The Company has recently assembled eleven ophthalmologists from around the country with expertise complimentary to the Company's proprietary technology who have agreed to serve on a Scientific Advisory Board (the "SAB"). The principal purpose of the SAB is to assist in advancing the Company's technology by reviewing its status and recommending alternative approaches. The SAB plans to hold meetings in conjunction with national conferences such as the annual meeting of the American Academy of Ophthalmology held during the fall of each year. Two meetings have been held to date. The members of the SAB are not expected to devote substantially amounts of their time as a result of serving on the SAB. The composition of the SAB may vary from time to time depending on the Company's evolving technological needs. SAB members do not receive compensation for their services as advisors. They are, however, reimbursed for reasonable out-of-pocket expenses incurred in connection with their services and the Company has granted options under its 1995 Nonstatutory Stock Option Plan to each member of the SAB to purchase shares of Common Stock.

     In addition to Drs. Mark S. Blumenkranz and Lawrence A. Yannuzzi, both directors of the Company the SAB includes:

    David Boyer, M.D.
    Senior Partner, Retina Vitreous Associates
    North Hollywood, California

    Stanley Chang, M.D.
    Chairman Department of Ophthalmology
    Columbia University

    Donald D. Amico, M.D.
    Associate Chief of Ophthalmology for Clinical Affairs
    Professor of Ophthalmology
    Massachusetts Eye and Ear Infirmary

    Jay Federman, M.D.
    Professor of Ophthalmology Medical College of Pennsylvania
    Co-Director of Retina Services of Wills Eye Hospital
    Co-Director of Associated Retinal Consultants

    Harry Flynn, Jr., M.D.
    Professor of Ophthalmology Bascom Palmer Eye Institute

    Lee Jampol, M.D.
    Professor and Chairman of Department of Ophthalmology,
    Northwestern University of Medical School

    Hilel Lewis, M.D.
    Chairman, Division of Ophthalmology, Cleveland Clinic
    Director, Eye Clinic, Cleveland Clinic

    Henry J. Kaplan, M.D.
    Professor and Chairman Department of Ophthalmology & Visual Sciences Washington University School of Medicine

    George Williams, M.D.
    Chief of Vitreo-Retina Surgery
    William Beaumon Hospital, Royal Oak, MI
    Associate Clinical Professor Oakland University, Rochester Hills, MI President Michigan Ophthalmology Society
    Vice President Vitreous Society


              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The U.S. patent application relating to the Glaucoma-Scope was originally filed on June 24, 1991 in the name of Dennis J. Makes, a former officer and director of the Company, Mr. Verdooner and Ms. Patricia C. Meade. Each of these individuals assigned all their U.S. and foreign rights in the invention to the Company pursuant to an assignment dated October 23, 1990 recorded with the U.S. Patent and Trademark Office. Mr. Makes and Mr. Verdooner each have been granted a royalty of $250 for each Glaucoma-Scope sold by the Company. During the 1996 fiscal year, Mr. Verdooner received royalty payments of $3,250. Ms. Meade assigned her patent rights to the Company pursuant to her condition of employment by the Company and no additional compensation was paid to her as a result of such assignment.

     The Company also has an employment agreement with Mr. Verdooner. See "Employment Agreements" above.

     All current and future transactions between the Company and its officers and directors and principal shareholders or any affiliates thereof will be on terms no less favorable than could be obtained from unaffiliated third parties.

     Except as described herein, none of the directors or officers of the Company, and no shareholders holding over 5% of the Company's Common Stock and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company, other than such as arises by virtue of such position or ownership interest in the Company.

      SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's outstanding Common Stock as of November 30, 1996, by:
(i) each executive officer of the Company named in the Summary Compensation Table, (ii) all directors and executive officers of the Company as a group, and
(iii) each person known to the Company to own beneficially more than 5% of its outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

                                            Current Beneficial Ownership
                                            -------------------------------
                                             Number               Percent
Name and Address of Beneficial Owner      of Shares (1)         of Class(2)
------------------------------------      -------------         -----------
Directors and Certain Executive Officers

Steven R. Verdooner (3). . . . . . . . . . . .   179,456              5.2%
 221 Lathrop Way, Suite I
 Sacramento, CA  95815

Mark S. Blumenkranz, M.D. (4). . . . . . . . .   666,995             17.6%
 1225 Crane Street
 Menlo Park, CA 94025

R. Michael Clark (5) . . . . . . . . . . . . .    37,557              1.1%
 221 Lathrop Way, Suite I
 Sacramento, CA  95815

Robert I. Schnuer (6). . . . . . . . . . . . .    15,700              *
 111 Roxen Road
 Rockville Center, NY  11570

Lawrence A. Yannuzzi, M.D. (7) . . . . . . . .    16,667              *
 519 East 72nd Street, Suite 203
 New York, NY 10021

All directors and executive officers
  as a group (5 persons). .                      916,374             23.0%

Other Beneficial Holders

J.B. Oxford & Company(8) . . . . . . . . . . .   250,000              7.0%
 9665 Wilshire Boulevard
 Beverly Hills, CA 90212
______________
 *                                      Less than 1%


     (1) In accordance with Rule 13d-3 promulgated pursuant to the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of a security for purposes of the rule if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership with sixty days. As used herein, "voting power" is the power to vote or direct the voting of shares, and "dispositive power" is the power to dispose or direct the disposition of shares, irrespective of any economic interest therein.

     (2) In calculating the percentage ownership for a given individual or group, the number of shares of Common Stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.

     (3) Includes 118,750 shares subject to currently exercisable options granted under the Company's stock option plans and 16,666 shares subject to currently exercisable warrants.

     (4) Includes 35,417 shares subject to currently exercisable stock options, 210,526 shares subject to Series A Warrants, and 210,526 shares subject to Series B Warrants, which warrants were issued pursuant to purchases made in connection with the Company's November 1995 private placement offering of Common Stock.

     (5) Includes 28,357 shares subject to currently exercisable stock options.

     (6) Includes 12,500 shares subject to currently exercisable stock options.

     (7) Includes 16,667 shares subject to currently exercisable stock options.

     (8) Includes 250,000 shares subject to currently exercisable Series C Warrants, which warrants were issued in connection with the Company's November 1995 private placement offering of Common Stock.


Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Exchange Act of 1934, as amended ("Exchange Act"), all executive officers, directors, and persons who are the beneficial owner of more than 10% of the common stock of a company which files reports pursuant to Section 12 of the Exchange Act are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Securities and Exchange Commission (the "SEC"). Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended August 31, 1996. The Company believes that all of these filing requirements were satisfied by its executive officers, directors, and by the beneficial owners of more than 10% of the Common Stock. In making this statement, the Company has relied on copies of the reporting forms received by it or on the written representations from certain reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) were required to be filed under applicable rules of the SEC.


                           SHAREHOLDER PROPOSALS

     Eligible Shareholders who wish to present proposals for action at the 1997 Annual Meeting of Shareholders should submit their proposals in writing to the President of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the President no later than September 1, 1997 for inclusion in next year's proxy statement and proxy card. A Shareholder is eligible to present proposals if, at the time he or she submits the proposals, the Shareholder owns at least 1% or $1,000 in market value of Common Stock and has held such shares for at least one year, and the Shareholder continues to own such shares through the date of the 1997 Annual Meeting.

                            SOLICITATION COSTS

     The Company will bear the costs of preparing, assembling and mailing the Proxy Statement, the form of proxy, and the 1996 Annual Report to Shareholders in connection with the Annual Meeting. In addition to solicitation by use of mail, employees of the Company may solicit proxies personally or by telephone or telegraph but will not receive additional compensation therefor. Arrangements may be made with banks, brokerage houses and other institutions, nominees and fiduciaries to forward the solicitation materials to beneficial owners and to obtain authorizations for the execution of proxies. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding proxy materials to beneficial owners.

                               ANNUAL REPORT

     The Company's annual report for the fiscal year ended August 31, 1996, which includes financial statements, was mailed to Shareholders together with the Notice of 1997 Annual Meeting of Shareholders and Proxy Statement.

                               OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters which would be presented for action at the Annual Meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

     The Company will mail, without charge to any Shareholder upon written request, a copy of the Annual Report on Form 10-KSB for the fiscal year ended August 31, 1996, as filed with the Securities and Exchange Commission. Requests should be sent to Steve Lagorio, Ophthalmic Imaging Systems, 221 Lathrop Way, Suite I, Sacramento, California 95815.

                              By Order of the Board of Directors



                              STEVEN R. VERDOONER
                                      Secretary

December 30, 1996

                          OPHTHALMIC IMAGING SYSTEMS

               Annual Meeting of Shareholders, January 29,1997

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of Common Stock of Ophthalmic Imaging Systems, a corporation organized under the laws of the state of California, does hereby appoint Steven R.
Verdooner and Steven C. Lagorio, and each of them, as due and lawful attorneys-in- fact (each of whom shall have full power of substitution), to represent and vote as designated below all of the shares of Ophthalmic Imaging Systems Common Stock that the undersigned held of record at 5:00 p.m., Pacific Time, on December 30, 1996, at the 1997 Annual Meeting of Shareholders of Ophthalmic Imaging Systems to be held at 221 Lathrop Way, Suite I, Sacramento, California 95815, on January 29, 1997 at 10:00 a.m. or any adjournment thereof, on the following matters, and on such other business as may properly come before the meeting:

     1. ELECTION OF DIRECTORS. The nominees to the Board of Directors are as follows:

     Steven R. Verdooner ______ ;  Mark S. Blumenkranz ______ ;
     Robert I. Schnuer ________ ;  Lawrence A. Yannuzzi _____

     You may vote cumulatively:

     _____ FOR ALL NOMINEES LISTED ABOVE in such proportion as proxies see fit (except as marked to the contrary below);

_____ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE; or

     (Instructions: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)
  ____________________________________________________________________________


     DISTRIBUTE your votes, which equals the number of shares you own multiplied by 4, among one or more nominees by writing the number of votes you desire to cast for each nominee on the line next to his name.

     2. Ratify the appointment of Ernst & Young LLP as the Company's auditors for the 1997 fiscal year.

               ____ FOR          ____  AGAINST        ____ ABSTAIN

     3. In their discretion, on such other business as may properly come before the meeting.

                    (Please Sign and Date on Reverse Side)

                         (Continued from other side)

                       PLEASE SIGN AND RETURN PROMPTLY.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR THE RATIFICATION OF THE COMPANY'S AUDITORS.

     PLEASE ENTER THE NUMBER OF SHARES OF OPHTHALMIC IMAGING SYSTEMS COMMON STOCK YOU OWN:_____________

(Please sign, date, and return this proxy form exactly as your name or names appear below whether or not you plan to attend the meeting.)
                             _____ I plan to attend the Annual Meeting.
                             _____ I do not plan to attend the Annual Meeting.

                             Date:  ______________________________ , 1997

                                   Signature(s): ____________________________

                                   __________________________________________

                                   __________________________________________
                                             Title or Authority (if applicable)

                         Please  sign  your  name  here  exactly  as it  appears
                    hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his title. This Proxy shall be deemed valid for all shares held in all capacities that they are held by the signatory.